STATEMENTS OF OPERATIONS - USD ($)	1 Months Ended	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2015
Revenue
Revenue	$ 0	$ 0
Cost of revenue	0	0
Gross margin	0	0
Expenses:
Officer compensation	6,000	0
Development costs - internal use software	0	46,200
Administrative and other costs	0	52,390
Amortization and depreciation expense	0	11,500
Organization expense	610	0
Loss before income tax	6,610	110,090
Provision for income tax	0	800
Net loss	$ (6,610)	$ (110,890)
Basic and diluted loss per share	$ 0.00	$ (0.01)
Weighted average common shares outstanding - basic and diluted	6,000,000	9,205,479